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                                                                   EXHIBIT 10.34

                               SECURITY AGREEMENT


         This Security Agreement ("Agreement") made February 11, 1997 by ACCUMED INTERNATIONAL, INC., a corporation duly incorporated and existing under the laws of the State of Delaware, United States of America ("Debtor"), with its principal place of business at 900 North Franklin Street, Suite 401, Chicago, Illinois 60610, in favor of ONCOMETRICS IMAGING CORP., a corporation duly incorporated and existing under the laws of the Yukon Territory, Canada ("Secured Party"), with its principal place of business at 505-601 West Broadway Street, Vancouver, British Columbia, Canada V5Z 4C2.

         RECITAL: Debtor has executed a certain Promissory Note of even date herewith made payable to Secured Party (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Note"), providing for the making of a $500,000 term loan to Debtor. It is a condition precedent to the making of such loan that Debtor shall have granted the security interest contemplated by this Agreement.

         1.      DEFINITIONS

         1.1 General Definitions. When used herein, the following terms shall have the following meanings:

                 (a) "Accounts" shall mean all present and future accounts receivable and other rights of Debtor to payment for goods sold or leased or for services rendered, which are not evidenced by instruments or chattel paper, and whether or not they have been earned by performance.

                 (b) "Account Debtor" shall mean the party who is obligated on or under an Account.

                 (c) "Code" shall mean the Uniform Commercial Code as in effect in the State of Illinois from time to time.

                 (d) "Collateral" shall mean all property and interests in property in which a security interest is granted to Secured Party by Debtor hereunder or under any of the other Financing Agreements.

                 (e) "Default" shall mean the occurrence or existence of any of the following (i) any event described in Paragraph 5 of the Note, (ii) at any time, for any reason, this Agreement ceases to be in full force and effect or the Debtor seeks to repudiate its obligations hereunder or the Debtor seeks to render the Liens intended to be created hereby invalid or unperfected or (iii)





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         Liens in favor of the Secured Party contemplated by this Agreement shall, at any time, for any reason, be invalidated or otherwise cease to be in full force and effect with respect to any material portion of the Collateral, or such Liens shall be subordinated or shall not have the priority contemplated by this Agreement.

                 (f) "Equipment" shall mean all of Debtor's tangible personal property, including, without limitation, equipment, machinery, furniture and fixtures, together with any and all accessions, parts and appurtenances thereto, wherever located, which property is used or bought for use in the business of Debtor, other than Inventory.

                 (g) "Financing Agreements" shall mean the Note and all other agreements, instruments and documents executed by or on behalf of Debtor and delivered to Secured Party in connection therewith, including, without limitation, this Agreement.

                 (h) "General Intangibles" shall mean all general intangibles, choses in action, causes of action, contract rights and all other intangible personal property of Debtor of every kind and nature (other than Accounts, Investment Property and capital stock or other interests of Debtor in Secured Party, Accumed International Limited or any other subsidiary or affiliate of Debtor), including, without limitation, corporate or other business records, inventions, designs, patents, patent applications, service marks, service mark applications, trademarks, trademark applications, trade names, trade secrets, goodwill, registrations, copyrights, copyright applications, licenses, franchises, customer lists, computer software, files, disks, tapes, drawings, blueprints, manuals, technology, data, proprietary information, know-how, formulas, specifications, research and development reports, tax refund claims, tax refunds, and the like, wherever located.

                 (i) "Inventory" shall mean all inventory, goods, merchandise and other personal property now owned or hereafter acquired by Debtor which is held for sale or lease, furnished under any contract of service or held as raw materials, work in process, supplies or materials used or consumed in Debtor's business, wherever located.

                 (j) "Investment Property" shall mean all securities, whether certificate or uncertificated, securities entitlements, financial assets, securities accounts, commodities contracts and commodities accounts other than capital stock or other interests of Debtor in Secured Party, Accumed International Limited or any other subsidiary or affiliate of Debtor.





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                 (k)      "Liabilities" shall mean all liabilities, obligations
         and indebtedness of any and every kind and nature that arise under the Note, this Agreement or any other Financing Agreement, whether heretofore, now or hereafter owing, arising, due or payable from Debtor to Secured Party.

                 (l) "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, conditional sale agreement, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever in respect of any property of a Person, whether granted voluntarily or imposed by law, and includes the interest of a lessor under a capitalized lease or under any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement or similar notice, under the Code or other comparable law of any jurisdiction.

                 (m) "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, limited liability company, corporation, institution, entity, party, or government (whether national, federal, state, provincial, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

         1.2 Other Terms. All other terms contained in this Agreement, where the context so indicates (unless otherwise specifically defined herein), shall have the meanings provided by the Code to the extent the same are used or defined therein.

         2.      COLLATERAL

         2.1 Security Interest. To secure payment and performance of Debtor's Liabilities, Debtor hereby grants to Secured Party a continuing security interest in and to the following property and interests in property: all of Debtor's now owned and hereafter existing or acquired Accounts, General Intangibles, Investment Property, Inventory, Equipment, documents, instruments, chattel paper, cash, deposit accounts, and any and all property of Debtor now or hereafter in the possession of, or pledged or assigned to Secured Party, and all products, replacements and proceeds of, and accessions and additions to, any of the foregoing property and interests in property, together with all of Debtor's books and records relating to any of the foregoing property.

         2.2 Financing Statements. Debtor will execute and deliver to Secured Party such financing statements or amendments thereof or supplements thereto, and such other instruments as Secured Party may from time to time require in order to preserve, protect and maintain the security interest hereby granted. Debtor further agrees that a





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carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

         3.      REPRESENTATIONS, WARRANTIES AND COVENANTS

         3.1 Representations and Warranties. Debtor hereby represents and warrants to Secured Party that:

                 (a) The Debtor (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware,
         (ii) is duly qualified to do business as a foreign corporation and is in good standing under the laws of Illinois and each jurisdiction in which the nature of the Debtor's business or the ownership of property requires such qualification, and (iii) has all requisite corporate power and authority to own, operate and encumber its property and to conduct its business as presently conducted and as proposed to be conducted in connection with and following the consummation of the transactions contemplated by the Note and this Agreement.

                 (b) The Debtor has the requisite corporate power and authority to execute, deliver and perform each of the Note, this Agreement and each document which is to be executed by it in connection with either of them. The execution, delivery, performance and filing, as the case may be, of each such document have been duly approved by the Executive Committee of the board of directors of the Debtor and such approval has not been rescinded. No other corporate action or proceedings on the part of the Debtor is necessary to consummate such transactions. Each of the Note, this Agreement and each document which is to be executed by the Debtor in connection with either of them has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, is in full force and effect.

                 (c) The execution, delivery and performance of each of the Note, this Agreement and each document which is to be executed by the Debtor in connection with either of them do not and will not (i) conflict with the Debtor's certificate of incorporation or by- laws,
         (ii) any law known to the Debtor to be applicable to, or binding on, its business or the Collateral or any contractual restriction binding on or affecting the Debtor, or (iii) result in or require the creation or imposition of any lien, encumbrance or security interest whatsoever upon any of the property or assets of the Debtor, other than Liens contemplated by the Note or this Agreement.

                 (d) The Debtor is and will be the owner of, and has and will have good and marketable title to, the Collateral except for Collateral sold in the ordinary course of business. The Debtor is the legal and beneficial owner of the Collateral free and clear of any Lien or other interest of a third party, except for the security interest created by this Agreement and the Liens identified on Schedule A. No financing





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         statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office on the date hereof, except such as may have been filed in favor of (i) Secured Party and (ii) as set forth on Schedule A.

                 (e) The office where Debtor keeps its records concerning the Collateral and Debtor's principal place of business and chief executive office are and will be located at the address(es) set forth on Schedule B attached hereto and made a part hereof. All of Debtor's other places of business and all other places where Collateral is kept are located at the addresses set forth on Schedule B except for Inventory in transit. The amount represented by the Debtor from time to time to Secured Party as the amount owing by each account debtor or by all account debtors in respect of any Accounts will, at such time, be the correct amount actually and unconditionally owing by such account debtor(s) thereunder to the best of the Debtor's knowledge (except to the extent, if any, that such account debtor(s) may be entitled to normal trade discounts, adjustments, returns and allowances).

                 (f) The correct corporate name of the Debtor on the date hereof is AccuMed International, Inc. and the Debtor will not use any other corporate or fictitious name other than AccuMed, Alamar and Sensititre. The Debtor will not change its name, identity or structure in any manner without the prior written consent of the Secured Party which shall not be unreasonably withheld, provided, that, as a condition to the effectiveness of any such consent, the Debtor shall execute and deliver to the Secured Party, at the Debtor's expense, any financing statements or other documents requested by the Secured Party reasonably necessary or desirable to maintain the validity, perfection and priority of the Liens intended to be created hereby.

                 (g) This Agreement, together with the filing of a financing statement with the offices of the Secretary of State of Illinois, the Secretary of State of Ohio and the County Recorder of Cuyahoga County, Ohio, upon the giving of value to the Debtor by Secured Party, creates a valid and perfected security interest in the Collateral (other than Inventory in transit outside the States of Illinois and Ohio and Collateral in which a security interest may not be perfected by filing a financing statement under the Code and the Uniform Commercial Code as in effect in the State of Ohio), securing the payment of the Secured Obligations.

                 (h) No consent of any other person or entity and no authorization, approval or other action by, and no notice to or filing with, any governmental authority is required (i) for the grant by the Debtor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Debtor, (ii) for the perfection or, except for the filing of the appropriate continuation statements with respect to the financing statements described in clause (g) above, maintenance of the security interest created hereby (including the maintenance of the relative priority of





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         such security interest) or (iii) for the exercise by Secured Party of its rights and remedies hereunder.

                 (i) The Debtor has delivered to the Secured Party a draft of financial statements for the fiscal year ending December 31, 1996. All such financial statements were prepared in all material respects in conformity with United States generally accepted accounting principles, except as otherwise noted therein, and fairly present in all material respects the respective consolidated financial position, and the consolidated results of operations and cash flows for the period covered thereby of the Debtor and its subsidiaries as at the respective dates thereof. All assets shown under the headings "Chicago" and "Cleveland" in such financial statements are assets owned by the Debtor. The Debtor has no contingent liability or liability for any taxes, long-term leases or commitments, not reflected in such financial statements or otherwise disclosed to the Secured Party in writing, which will have or is reasonably likely to have a material adverse effect on the financial condition, operations, assets or prospects of the Debtor or any of its Subsidiaries. As of the date hereof, the Debtor does not anticipate the final versions of such financial statements will differ in any material respect from such drafts so delivered to the Secured Party.

                 (j) The Debtor has obtained, and will maintain, insurance with responsible companies in such amounts and against such risks as are customarily carried by corporations engaged in similar businesses similarly situated.

                 (k) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived in writing.

                 3.2 Covenants. Until performance, payment and/or satisfaction, in full, of the Liabilities, Debtor covenants and agrees as follows:

                 (a) Debtor will at all times keep accurate and complete records and books of account with respect to all of Debtor's business activities, in accordance with sound accounting practices and generally accepted accounting principles. Such records and accounts will be maintained at the address of Debtor set forth at the beginning of this Agreement.

                 (b) Secured Party, or any Person designated by it, shall have the right, from time to time and upon reasonable notice, to call at Debtor's place or places of business during reasonable business hours, and, without hindrance or delay, to inspect, audit, check and make extracts from Debtor's books, records, journals, orders, receipts and any correspondence and other data relating to Debtor's business or to any transactions between the parties hereto, and shall have the right to make such verification concerning the Collateral as Secured Party may consider reasonable





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         under the circumstances, all at Debtor's expense.  Debtor will furnish to Secured Party such information relevant to the Collateral as Secured Party may from time to time reasonably request, including, without limitation, the original delivery or other receipts and duplicate invoices relating to the Accounts.

                 (c) Debtor will keep the Collateral in good condition, repair and order, ordinary wear and tear excepted; will not permit the Collateral, or any party thereof, to be levied upon under execution, attachment, distraint or other legal process; and will not sell, lease, grant a security interest in or otherwise dispose of the Collateral, or any part thereof, except as expressly permitted in this Agreement or in any of the other Financing Agreements. Debtor will not permit any of the Collateral to be kept at any location other than locations specified on Schedule B without the prior written consent of the Secured Party.

                 4.       SALES, COLLECTIONS AND REPORTS

                 4.1 Sale of Inventory. Debtor may, in the ordinary course of its business, and at its own expense, sell any of the Inventory normally held by Debtor for such purpose, and use and consume, in the ordinary course of its business, any Inventory normally held by Debtor for such purpose.

                 4.2 Collection of Accounts. Debtor may collect its Accounts, but only in the ordinary course of its business and only until such time, upon or after the occurrence of a Default, as such privilege is revoked, in whole or in part, by Secured Party's notification to Account Debtors to make payments directly to Secured Party. Debtor will take such action with respect to the collection of those Accounts and of the proceeds thereof, as Secured Party may request.

                 4.3 Notification of Account Debtors. Secured Party shall have the right, at any time or times after the occurrence of a Default and while it is continuing, to notify all Account Debtors that Accounts have been assigned to Secured Party and that Secured Party has a security interest therein; to direct all such Account Debtors to make payments to Secured Party of all or any part of the sums owing Debtor by such Account Debtors; to enforce collection of any of the Accounts by suit or otherwise; to surrender, release or exchange all or any part of such Accounts; or to compromise, settle, extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.

                 4.4 Endorsement by Secured Party. Debtor hereby authorizes Secured Party to indorse, in the name of Debtor, any item, howsoever received by Secured Party, representing payment on or other proceeds of any of the Collateral.

                 4.5 Notice of Loss. Debtor will deliver to Secured Party, at such times and in such form as shall reasonably be designated by Secured Party, assignments,





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schedules and reports relating to the Collateral.  Upon request by Secured
Party, Debtor will mark its books and records to reflect the security interest of Secured Party in the Accounts. Debtor will promptly notify Secured Party of any substantial loss or depreciation in the value of the Collateral.

                 4.6 Return of Goods. Debtor shall promptly report to Secured Party the return or repossession of any goods, the sale or lease of which shall have given rise to any Account. Secured Party shall have a security interest in all such goods.

                 5.       DEFAULT; REMEDIES

                 5.1 Remedies. In the event a Default shall occur and while it is continuing:

                 (a) All Liabilities may (notwithstanding any provisions thereof), at the option of Secured Party, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable, and Secured Party may exercise from time to time any rights and remedies available to it under applicable laws or in equity, including, without limitation, the Code, in addition to, and not in lieu of, any rights and remedies expressly granted in this Agreement, in any of the other Financing Agreements, or otherwise, all of which remedies shall be cumulative.

                 (b) Without notice, demand or legal process of any kind, Secured Party, its nominee, designee or agent may take possession of any or all of the Collateral (in addition to Collateral of which it may already have possession), wherever it may be found, and for that purpose may pursue the same wherever it may be found, and may, without a breach of the peace, enter onto any of Debtor's premises ("Premises") where any of the Collateral is or may be located, and search for, and take possession of, any or all of the Collateral until the same shall be sold or otherwise disposed of. Secured Party, its nominee, designee or agent shall have the right to remove any or all of the Collateral from the Premises and/or to assemble and store the Collateral on the Premises, and otherwise to operate, occupy and use the Premises, in connection with public or private sales of the Collateral, all without cost to Secured Party, its nominee, designee or agent.

                 (c) At Secured Party's request, Debtor will, at Debtor's expense, assemble the Collateral at one or more places, reasonably convenient to both parties, where the Collateral may, at Secured Party's option, remain, at Debtor's expense, pending sale or other disposition thereof.

                 (d) Debtor acknowledges that any breach by Debtor of any of the provisions of this Section 5.1 will cause irreparable injury to Secured Party, and that there is not adequate remedy at law for a breach of the provisions of such Section.





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         Debtor agrees that Secured Party will have the immediate right, upon such breach, to obtain injunctive and other equitable relief in any court of competent jurisdiction without any requirement of notice, and that the granting of any such relief shall not preclude Secured Party from pursuing any other available relief or remedies for such breach.

                 5.2 Sale of Collateral. Any notification required by law of intended sale, lease or other disposition by or on behalf of Secured Party of any of the Collateral shall be deemed reasonably and properly given if mailed, postage prepaid, to Debtor at Debtor's address set forth at the beginning of this Agreement, at least ten (10) calendar days before such sale, lease or other disposition. Notice sent in such manner shall be deemed received on the fifth business day following the day of deposit in the mails. Any proceeds of any sale, lease or other disposition by Secured Party of any of the Collateral may be applied by Secured Party to the payment of expenses in connection with the Collateral, including, without limitation, reasonable "attorneys' fees" (as defined in Section 5.3 below) and legal expenses. Any balance of such proceeds may be applied by Secured Party toward the payment of the Liabilities in the manner set forth in Section 7.5 below. Debtor shall remain liable for any deficiency, and Secured Party shall account for any surplus.

                 5.3 Attorneys' Fees; Costs and Expenses. As used in this Agreement, "attorneys' fees" shall be defined as the reasonable value of the services of the attorneys employed by Secured Party, from time to time, to commence, defend or intervene in any court proceeding, or to file a petition, complaint, answer, motion or other pleadings, or to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to the Collateral, this Agreement, the Note, or any of the other Financing Agreements, or to protect, collect, lease, sell, take possession of, or liquidate any of the Collateral or to attempt to enforce any security interest in any of the Collateral, or to enforce any rights of Secured Party to collect any of the Liabilities. Such attorneys' fees, and any expenses, costs and charges relating thereto, including, without limitation, all fees of all paralegals and other staff employed by such attorneys, and all other costs and expenses incurred by Secured Party with respect to the enforcement, collection or protection of its interests in the Collateral shall be repayable by Debtor to Secured Party on demand, shall be additional Liabilities and shall be secured by the Collateral.

                 5.4 Waiver of Bonds. IN THE EVENT SECURED PARTY SEEKS TO TAKE POSSESSION OF ANY OR ALL OF THE COLLATERAL BY COURT PROCESS, TO OBTAIN ANY INJUNCTION OR OTHER EQUITABLE RELIEF REQUIRING DEBTOR TO COMPLY WITH ANY OR ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION,
SECTION 5.1 ABOVE, OR OTHERWISE TO COMPLY WITH APPLICABLE LAW, DEBTOR HEREBY IRREVOCABLY WAIVES ANY BONDS AND ANY SURETY THEREON OR SECURITY RELATING THERETO WHICH IS REQUIRED OR ALLOWED BY ANY STATUTE, COURT RULE OR OTHERWISE AS AN INCIDENT TO SUCH POSSESSION OR INJUNCTION, AND WAIVES ANY DEMAND FOR





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POSSESSION PRIOR TO THE COMMENCEMENT OF ANY SUIT OR ACTION TO RECOVER WITH
RESPECT THERETO.

                 5.5 Waiver of Demand. Demand, presentment, protest and notice of nonpayment is hereby waived by Debtor. Debtor also waives the benefit of all valuation, appraisement and exemption laws.

                 5.6 Waiver of Notice. IN THE EVENT OF A DEFAULT (PURSUANT TO AUTHORITY GRANTED BY ITS BOARD OF DIRECTORS), DEBTOR HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY SECURED PARTY OF ITS RIGHTS TO REPOSSESS THE COLLATERAL WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON SUCH COLLATERAL WITHOUT PRIOR NOTICE OR HEARING, EXCEPT AS EXPRESSLY PROVIDED IN SECTION 5.2. DEBTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL WITH RESPECT TO THIS TRANSACTION AND THIS AGREEMENT.

                 5.7 Grant of License. The Secured Party is hereby granted a license and right to use, following the occurrence and during the continuance of a Default, without payment of royalty or other compensation, the Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, customer lists and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral.

                 6.       TERM

                 6.1 Term of Agreement. This Agreement shall continue in full force and effect as long as any Liabilities are owing by Debtor to Secured Party.

                 6.2 Termination. No termination of this Agreement shall in any way affect or impair the rights and liabilities of the parties hereto relating to any transactions or events which occurred prior to such termination date or to any Collateral in which Secured Party has a security interest. All agreements, warranties and representations of Debtor shall survive such termination.

                 7.       MISCELLANEOUS

                 7.1 Receipt of Payments. For purposes of determining the amount of the Liabilities, including, without limitation, the computations of interest which may from time to time be owing by Debtor to Secured Party, the receipt of any check or any other item of payment by Secured Party shall not be treated as a payment on account of the Liabilities until such check or other item of payment is actually paid in collected funds. Any statement of account rendered by Secured Party to Debtor relating to the Liabilities, including, without limitation, all statements of balances owing, accrued interest, expenses





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and costs, shall be presumed to be correct and accurate and constitute an account stated unless, within thirty (30) days after receipt thereof by Debtor, Debtor shall deliver to Secured Party written objection thereto specifying the error or errors, if any, contained in any such statement.

                 7.2 Successors and Assigns. Whenever in this Agreement there is reference made to any of the parties hereto, such reference shall be deemed to include, wherever applicable, a reference to the successors and assigns of such party. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of Debtor and Secured Party.

                 7.3 Survival of Representations. All representations and warranties of Debtor, and all terms, provisions, conditions and agreements to be performed by Debtor contained herein, and in any of the other Financing Agreements shall be true and satisfied at the time of the execution of this Agreement, and shall survive the closing hereof and the execution and delivery of this Agreement.

                 7.4 Governing Law; Severability. This Agreement shall be construed in all respects in accordance with, and governed by, the laws and decisions of the State of Illinois. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                 7.5 Application of Payment. Debtor irrevocably waives the right to direct the application of any and all payments at any time or times hereafter received by Secured Party from Debtor, and Debtor does hereby irrevocably agree that Secured Party shall have the continuing exclusive right to apply and reapply any and all payments received at any time or times hereafter against the Liabilities hereunder in such manner as Secured Party may deem advisable, notwithstanding any entry by Secured Party upon any of its books and records.

                 7.6 Invalidated Payment. Debtor agrees that to the extent that Debtor makes a payment or payments to Secured Party, which payment or payments, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Debtor, its estate, trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Liability or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated and included within the Liabilities as of the date such initial payment, reduction or satisfaction occurred.

                 7.7 Submission to Jurisdiction. DEBTOR CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE





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STATE OF ILLINOIS, AND DEBTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL
PROCESS UPON DEBTOR AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO DEBTOR AT ITS ADDRESS STATED AT THE BEGINNING OF THIS AGREEMENT. SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO POSTED.

                 7.8 Notice. Except as otherwise provided for herein, any statement, notice or other communication required or permitted hereunder shall be in writing and may be personally served, sent facsimile transmission or courier service or United States certified mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a facsimile transmission, or seven (7) business days after deposit in the United States or Canadian mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as follows:

                 If to the Debtor, at:

                          AccuMed International, Inc.
                          900 North Franklin Street, Suite 401
                          Chicago, Illinois 60610
                          Attention: Leonard R. Prange
                                     Chief Financial Officer
                          Telecopier:  (312) 642-8684

                 If to the Secured Party, at:

                          Oncometrics Imaging Corp.
                          505-601 West Broadway Street
                          Vancouver, British Columbia, Canada V5Z 4C2
                          Attention:  President
                          Telecopier:  (604) 875-9024

or, as to each party, at such other address as may be designated by such party in a written notice to the other party to this Agreement in accordance with this Section 7.8.





                   [The following page is the signature page]

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.



                                        ACCUMED INTERNATIONAL, INC.



                                        By: /s/ Leonard R. Prange
                                            -----------------------------------
                                            Name: Leonard R. Prange
                                            Title: Corporate Vice President and
                                            Chief Financial Officer

                                   SCHEDULE A
                                       to
                               Security Agreement
                            dated February 11, 1997


                         Liens, Claims and Encumbrances
                             Against the Collateral


                 None, except:

                 (i) Liens for taxes not yet due or liens for taxes being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Debtor in accordance with generally accepted accounting principles;

                 (ii) Liens on property or assets of the Debtor that were incurred in the ordinary course of business, such as carriers', warehousemen's, landlords' and mechanics' liens and other similar liens arising in the ordinary course of business and that (x) do not in the aggregate materially detract from the value of the property or assets subject thereto or materially impair the use thereof in the operation of the business of the Debtor or (y) that are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to such lien;

                 (iii) Liens (other than any lien imposed by the Employee Retirement Income Security Act of 1974, as the same may be supplemented or amended from time to time, or in connection with any environmental violation), pledges or deposits incurred or made in connection with workmen's compensation, unemployment insurance and other social security benefits, or securing the performance of bids, tenders, leases, contracts (other than for the repayment of borrowed money), statutory obligations, progress payments, surety and appeal bonds and other obligations of like nature, in each case incurred in the ordinary course of business; and

                 (iv) Financing statement 003581568 filed with the Illinois Secretary of State on August 21, 1996, naming the Debtor as debtor and Nortech Telecommunications Inc., as secured party relating to certain telephone equipment leased by the Debtor. All of the obligations of the Debtor relating to such financing statement have been paid in full.

                                   SCHEDULE B
                                       to
                               Security Agreement
                            dated February 11, 1997


                       Locations of Collateral and Books
                       and Records Concerning Collateral;
                          Debtor's Places of Business
                       ----------------------------------


                 1.       Locations of Collateral:

                          None, except:

                          900 North Franklin Street, Suites 401 and 403 Chicago, Illinois, U.S.A. 60610

                          920 North Franklin Street, Suite 405
                          Chicago, Illinois, U.S.A.  60610

                          29299 Clemens Road, Suite 1-K
                          Westlake, Ohio, U.S.A. 44145

                 2. Location of Books and Records Concerning the Collateral and Debtor's Principal Place of Business and Chief Executive Office:

                          900 North Franklin Street, Suite 401
                          Chicago, Illinois, U.S.A.  60610

                 3.       Debtor's Other Places of Business:

                          None.